EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2006.

/s/ Willy R. Strothotte
Name: Willy R. Strothotte
Director, Century Aluminum Company

EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2006.

/s/ Jari Berntzen
Name: Jari Berntzen
Director, Century Aluminum Company

EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2006.

/s/ Stuart M. Schreiber
Name: Stuart M. Schreiber
Director, Century Aluminum Company

EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2006.

/s/ Roman Bninski
Name: Roman Bninski Director, Century Aluminum Company

EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2006.

/s/ John C. Fontaine
Name: John C. Fontaine
Director, Century Aluminum Company

EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2006.

/s/ John P.D. Brien
Name: John P.D. Brien
Director, Century Aluminum Company

EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2006.

/s/ Craig A. Davis

Name: Craig A. Davis Director, Century Aluminum Company

EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of march, 2006.

/s/ Robert E. Fishman

Name: Robert E. Fishman Director, Century Aluminum Company

EXHIBIT 24.1
POWER OF ATTORNEY
     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2005, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 2006.

/s/ Jack E. Thompson

Name: Jack E. Thompson Director, Century Aluminum Company